EntrepreneurShares Series Trust™

Name	Ticker Symbol

ERShares Entrepreneurs ETF	ENTR

ERShares NextGen Entrepreneurs ETF	ERSX

March 24, 2022

This information supplements certain information contained in the Prospectus and Statement of Additional Information (“SAI”) for the funds, each dated October 28, 2021.

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Effective January 3, 2022, Foreside Fund Services, LLC no longer serves as the distributor for ERShares Entrepreneurs ETF, and NextGen Entrepreneurs ETF (the “Funds”). The EntrepreneurShares Series Trust’s Board of Trustees has appointed Vigilant Distributors, LLC, located at 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317 to act as distributor for the Funds. All references in the Prospectus and Statement of Additional Information are hereby revised to reflect these changes.

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You should read this Supplement in conjunction with the current Prospectus and the Statement of Additional Information for the Funds, dated October 28, 2021, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-271-8811.